SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20549

                          FORM 8-K

                       Current Report
             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  May 31, 1995

               PIKEVILLE NATIONAL CORPORATION
   (Exact name of registrant as specified in its charter)

                          KENTUCKY
          (State or other jurisdiction of incorporation)

           0-11129                     61-0979818
    (Commission File No.)  (IRS Employer Identification No.)

     208 North Mayo Trail                41501
        Pikeville, KY                  (Zip Code)
(Address of Principal Executive Offices)

      REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE
                       (606) 432-1414

                            N.A.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                     SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On May 31, 1995, Pikeville National Corporation (the "Registrant") acquired all of the outstanding Common Stock of Woodford Bancorp, Inc., Versailles, Kentucky ("Woodford"). This was accomplished via the Agreement and Plan of Reorganization among Pikeville National Corporation, Pikeville Acquisition Corp. and Woodford Bancorp, Inc. dated September 27, 1994 and amended February 7, 1995 and March 2, 1995 (the "Exchange Agreement") filed as Exhibit "A" to the Registrant's Form S-4 filed with the Securities and Exchange Commission on March 20, 1995 and incorporated by reference as Exhibit 2 to this report.

    The Registrant issued 966,988 shares of its Common Stock in exchange for 43,235 shares of Woodford Common Stock, or
22.3659 shares of the Registrant's Common Stock for each share of Woodford Common Stock. The 43,235 shares of Woodford Common Stock acquired represented 100% of the stock outstanding.

    The exchange rate of the Registrant's Common Stock per share of Woodford Common Stock was determined by sections 1.5a, 1.5b and 1.5d of the Exchange Agreement based upon the shareholders' equity of Woodford at April 30, 1995 and the closing sales price per share of the Registrant's Common Stock for the twenty business days ended May 16, 1995.

    Woodford has total assets of approximately $100 million and operates in the banking industry through its subsidiary, Woodford Bank & Trust Co., a state nonmember bank, in the Woodford County, Kentucky area.

    The description contained herein of the acquisition is qualified in its entirety by reference to the Exchange
Agreement, incorporated by reference as Exhibit 2, and the Press Release, attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements.

   As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the
financial  statements  required  by  this  Item  7(a).    In
accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after June 15, 1995.

   (b) Pro Forma Financial Information

   As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro
forma financial information required by this Item 7(b).   In
accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after June 15,1995.

   (c) Exhibits

    The  Exhibits to this report are listed in  the  Exhibit
Index set forth elsewhere herein.

                         SIGNATURES

    Pursuant to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PIKEVILLE NATIONAL CORPORATION

                          By:



                          Richard M. Levy
                          Richard M. Levy
                          Senior  Vice President and  Chief
                          Financial Officer

Date:  June 14, 1995

               PIKEVILLE NATIONAL CORPORATION
                          EXHIBITS

                                                                  Page

   2A.         Agreement and Plan of Reorganization dated           6
               September 27, 1994 between Pikeville National
               Corporation and Woodford Bancorp, Inc. (incorporated by reference to the Registrant's Registration
               Statement No. 33-90448)

   2B.         Amendment No. 1 to Agreement and Plan of             7
               Reorganization dated September 27, 1994 between
               Pikeville National Corporation and Woodford Bancorp, Inc., as amended February 7, 1995 (incorporated by reference to the Registrant's Registration
               Statement No. 33-90448)

   2C.         Amendment No. 2 to Agreement and Plan of             8
               Reorganization dated September 27, 1994
               between Pikeville National Corporation and
               Woodford Bancorp,Inc., as amended March 2, 1995
               (incorporated by reference to the Registrant's
               Registration Statement No. 33-90448)

   99.         Press Release                                        9

                         EXHIBIT 2A

The Registrant hereby incorporates by reference Agreement and Plan of Reorganization dated September 27, 1994 between
Pikeville National Corporation and Woodford Bancorp, Inc.
filed as Exhibit A to the Registrant's Form S-4 dated March
20, 1995, Registration Statement No. 33-90448.

                         EXHIBIT 2B

The Registrant hereby incorporates by reference Amendment
No. 1 to Agreement and Plan of Reorganization dated
September 27, 1994 between Pikeville National Corporation and Woodford Bancorp, Inc., as amended February 7, 1995, filed as Exhibit A to the Registrant's Form S-4 dated March
20, 1995, Registration Statement No. 33-90448.

                         EXHIBIT 2C

The Registrant hereby incorporates by reference Amendment
No. 2 to Agreement and Plan of Reorganization dated
September 27, 1994 between Pikeville National Corporation and Woodford Bancorp, Inc., as amended March 2, 1995, filed as Exhibit A to the Registrant's Form S-4 dated March 20,
1995, Registration Statement No. 33-90448.

                         EXHIBIT 99


FOR IMMEDIATE RELEASE
MAY 31, 1995

FOR  FURTHER INFORMATION CONTACT TERRY N. COLEMAN, PRESIDENT
AND  CHIEF EXECUTIVE OFFICER, PIKEVILLE NATIONAL CORPORATION
AT 606-432-1414, EXT. 229.

Pikeville National Corporation today announced the completion of its acquisition of Woodford Bancorp, Inc., Versailles, Kentucky (Woodford) for stock. 966,988 shares of Pikeville National Corporation common stock were exchanged for all 43,235 shares of outstanding Woodford common stock in a business combination accounted for as a pooling of interests.

The acquisition of Woodford and its $100 million in assets brings the total consolidated assets of Pikeville National Corporation to approximately $1.6 billion. Pikeville National Corporation is also scheduled to acquire Commercial Bank of Middlesboro, Middlesboro, Kentucky on June 30, 1995, which has assets of approximately $95 million for cash.

Pikeville National Corporation now operates eight commercial banks, one savings bank, and one trust company with banking offices in Pike, Floyd, Knott, Fayette, Letcher, Morgan, Montgomery, Whitley, Fleming, Boyd, Taylor, Adair, Green, Pulaski, Russell, and now Woodford Counties in Kentucky along with our scheduled acquisition in Bell County, Kentucky.